MH Elite Portfolio of Funds Trust

MH Elite Small Cap Fund of Funds

Schedule of Investments

September 30, 2020 (Unaudited)

Mutual Funds (89.7%)	Shares	Value

Virtus KAR Small-Cap Growth Class I	20,845	$ 1,047,461
Alger Small Cap Focus Class I	23,321	630,592
Vanguard Tax-Managed Small Cap Adm Class	10,713	611,186
MFS New Discovery Value Class R6	47,304	609,752
PIMCO StockPLUS Small Fund Class I	70,038	596,720
T. Rowe Price New Horizons	7,098	572,260
Vanguard Small Cap Value Index Adm Class	11,358	539,602
Federated Kaufmann Small Cap Class R6	8,704	443,621
AMG River Road Small-Mid Value Class I	56,856	392,872
Calvert Small Cap Class I	14,711	382,490
Baron Discovery Retail	12,618	355,441
Nationwide WCM Focused Small Cap Class I	13,806	293,241

Total Mutual Funds (Cost $ 5,185,000)		6,475,238

Short-Term Securities (9.7%)

Fidelity Institutional Money Market (Cost $ 697,664)		697,664

Total Short-Term Securities		697,664

Total Investments in Securities (Cost $ 5,882,664) (99.0%)		7,172,902

Other Assets (0.6%)		42,475

Net Assets (100%)		$ 7,215,377

At September 30, 2020, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$5,185,000
Unrealized appreciation	1,494,373
Unrealized depreciation	204,135
Net unrealized appreciation (depreciation)	1,290,238

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 6,475,238	-	-	$ 6,475,238
Short Term Investments	697,664	-	-	697,664
Total Investments in Securities	$ 7,172,902	-	-	$ 7,172,902

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.